UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 3, 2016

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

In recent meetings with investors, George Gleason, the Chief Executive Officer of Bank of the Ozarks, Inc. (the “Company), provided updates on the following matters:

a)In connection with the Company’s pending acquisition of Community & Southern Holdings, Inc. (“C&S”) and its pending acquisition of C1 Financial, Inc. (“C1”), which are expected to close in the second quarter of 2016, the Company has been working closely with the management teams of C&S and C1 to adopt the best practices of all three companies in many aspects of the operations of the Company, C&S and C1.  These efforts to synchronize certain practices, policies and procedures of the three entities are intended to improve the independent operations of each entity and to facilitate the effective integration of the operations of the companies upon closing of the pending acquisitions;

b)In connection with the Company exceeding $10 billion in total assets, the Arkansas State Bank Department (“ASBD”) and the Federal Deposit Insurance Corporation (“FDIC”) have a new examination schedule for the Company’s subsidiary bank (the “Bank”).  In previous years the Bank’s joint ASBD and FDIC examination processes have been concentrated in an approximate six to eight-week period of time in the third quarter and early fourth quarter.  The Bank’s new examination process will spread the examination cycle over a longer period with a larger number of separate examinations focused on different aspects of the Bank’s business.  For example, the Bank recently completed a three-week examination of its Commercial Real Estate loan portfolio and expects to have additional examinations of other parts of the Bank’s operations in May, June, August and September with the 2016 annual examination cycle expected to conclude in October.  The Company believes this new examination routine will not materially increase its regulatory burden and may, in fact, be helpful to the Company by spreading the associated workload over a longer period; and

c)Mr. Gleason discussed the Company’s previously provided guidance, reiterating (i) that the Company expects a minimum of $3 billion in growth in non-purchased loans and leases in 2016 and (ii) the Company maintains its longer-term goal of achieving a sub-30% efficiency ratio.

Caution about Forward-Looking Statements

This release and other communications by the Company include certain “forward-looking statements” regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, without limitation, statements relating to the terms and closing of the proposed transactions between the Company and C1 and the Company and C&S, expectations regarding the Company’s growth in non-purchased loans and leases for 2016, expectations regarding the Company’s long-term goal of achieving a sub-30% efficiency ratio, and the Company’s expectations regarding the impact of the additional legal and regulatory requirements to which the Company will be subject as a result of its total assets exceeding $10 billion. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time.  Those statements are subject to certain risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in such forward-looking statements.  These risks, uncertainties, and other factors include, but are not limited to: potential delays or other problems implementing the Company’s growth, expansion and acquisition strategies including delays in identifying sites, hiring or retaining qualified personnel, obtaining regulatory or other approvals, obtaining permits and designing, constructing and opening new offices; the Company’s ability to consummate the C1 and C&S transactions or satisfy the conditions to the completion of the transactions, including the receipt of regulatory approvals required for the transactions on the terms expected or on the anticipated schedule; the possibility that any of the anticipated benefits of the proposed

C1 and/or C&S mergers will not be realized or will not be realized within the expected time period; the risk that integration of C1’s and C&S’ operations with those of the Company will be materially delayed or will be more costly or difficult than expected; problems with, or additional expenses relating to, integrating or managing acquisitions; the effect of the announcements or completion of any pending or future mergers or acquisitions on customer relationships and operating results; the ability to attract new or retain existing or acquired deposits or to retain or grow loans and leases, including growth from unfunded closed loans; the ability to generate future revenue growth or to control future growth in non-interest expense; interest rate fluctuations, including changes in the yield curve between short-term and long-term interest rates; competitive factors and pricing pressures, including their effect on the Company’s net interest margin; general economic, unemployment, credit market and real estate market conditions, and the effect of such conditions on the creditworthiness of borrowers and lessees, collateral values, the value of investment securities and asset recovery values; changes in legal and regulatory requirements, including additional legal and regulatory requirements to which the Company will be subject as a result of its total assets exceeding $10 billion; recently enacted and potential legislation and regulatory actions and the costs and expenses to comply with new legislation and regulatory actions, including legislation and regulatory actions intended to stabilize economic conditions and credit markets, strengthen the capital of financial institutions, increase regulation of the financial services industry and protect homeowners or consumers; changes in U.S. government monetary and fiscal policy; possible further downgrade of U.S. Treasury securities; the ability to keep pace with technological changes, including changes regarding maintaining cybersecurity; an increase in the incidence or severity of fraud, illegal payments, security breaches or other illegal acts impacting the Company or its customers; adoption of new accounting standards or changes in existing standards; and adverse results in current or future litigation or regulatory examinations as well as other factors identified in this press release or as detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including those factors included in the disclosures under the headings “Forward-Looking Information” and “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected or described in such forward-looking statements. The Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.
Date: May 3, 2016	By: /s/ Greg McKinney
Name: Greg McKinney Title: Chief Financial Officer and Chief Accounting Officer